Exhibit 15.4

CONSENT OF QUALIFIED PERSON

I, Balázs Németh, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 19, 2022

/s/ Balázs Németh
Name:	Balazs Németh, MAusIMM
Title:	Principal Geophysicist BHP

CONSENT OF QUALIFIED PERSON

I, Ozen Turkekul, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 22, 2022

/s/ Ozen Turkekul
Name:	Ozen Turkekul, APEGS
Title:	Principal Geologist BHP

CONSENT OF QUALIFIED PERSON

I, Johannes Sondergaard, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 22, 2022

/s/ Johannes Sondergaard
Name:	Johannes Sondergaard, MAusIMM
Title:	Manager Resource Engineering BHP

CONSENT OF QUALIFIED PERSON

I, Bibek Shrestha, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 19, 2022

/s/ Bibek Shrestha
Name:	Bibek Shrestha, MAusIMM
Title:	Specialist Hydrogeology BHP

CONSENT OF QUALIFIED PERSON

I, Cameron McKinnon, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 19, 2022

/s/ Cameron McKinnon
Name:	Cameron McKinnon, APEGS
Title:	Manager Process Engineering BHP

CONSENT OF QUALIFIED PERSON

I, Darren Madsen, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 18, 2022

/s/ Darren Madsen
Name:	Darren Madsen, APEGS
Title:	Principal Mining Engineer BHP

CONSENT OF QUALIFIED PERSON

I, Greg Gauld, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 22, 2022

/s/ Greg Gauld
Name:	Greg Gauld, APEGS
Title:	Head of Production BHP

CONSENT OF QUALIFIED PERSON

I, Jacques Ouellet, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 22, 2022

/s/ Jacques Ouellet
Name:	Jacques Ouellet, APEGS
Title:	Principal Shaft & Hoisting BHP

CONSENT OF QUALIFIED PERSON

I, Manjula Dissanayake, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 20, 2022

/s/ Manjula Dissanayake
Name:	Manjula Dissanayake, Ph.D., MRICS
Title:	Manager Project Controls & Analysis BHP

CONSENT OF QUALIFED PERSON

I, Melanie Failler, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarised, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333- 100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 29, 2022

/s/ Melanie Failler
Name:	Melanie Failler, ASPB
Title:	Superintendent Environment BHP

CONSENT OF QUALIFIED PERSON

We, SNC-Lavalin, in connection with the annual report on Form 20-F for the year ended June 30, 2022 and any amendments or supplements and/or exhibits thereto (collectively, the “Form 20-F”), consent to:

•

the filing and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, as an exhibit to and referenced in the Form 20-F;

•

the use of and references to our name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Form 20-F and the Technical Report Summary;

•

any extracts from, or summaries of, the Technical Report Summary in the Form 20-F and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is included or incorporated by reference in the Form 20-F; and

•	the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-227431, 333-100496, 333-141531 and 333-160636) of the above items as included in the Form 20-F.

We are responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by us.

Date: August 24, 2022

/s/ SNC-Lavalin
SNC-Lavalin